Exhibit 10.24

May 19, 2026

Office of the Chief Accountant

Securities and Exchange Commission

460 Fifth Street N. W.

Washington, DC 20549

Re:	Core AI Holdings, Inc.
Commission File Number: 001-39557

Ladies and Gentlement:

We have received a copy of, and are in agreement with, the statements being made by Core AI Holdings, Inc., as they pertain to us, in Item 16F of its Annual Report on Form 20-F for the year ended December 31, 2025, filed with the Securities and Exchange Commission on May 15, 2026.

We hereby consent to the filing of this letter as an exhibit by amendment to the foregoing report on Form 20-F.

By:	/s/ Barzily and Co.
BARZILY AND CO., CPA’s
Jerusalem, Israel